UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___________________)
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Clearwater Investment Trust

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other than the Registrant)

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CLEARWATER INVESTMENT TRUST

30 East 7th Street, Suite 2000,
St. Paul, Minnesota 55101-4930

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held May 14, 2011

A special meeting of shareholders of the Clearwater Investment Trust ("Trust") referred to above will be held on Friday, May 14, 2011, at 8:30 a.m. (Central time) at 30 East 7th Street, Suite 2000,  St. Paul, Minnesota 55101-4930, for the following purposes:

(1)	to elect members of the Board of Trustees;

(2)	to approve a new subadvisory agreement with Fiduciary Counselling, Inc.;

(3)	to approve an amendment to the advisory agreement for the Clearwater Growth Fund to increase the management fee; and

(4)	to transact other business that may properly come before the meeting or any adjournment of the meeting.

Your Trustees Have Unanimously Approved These Proposals and Recommend
That You Vote In Favor of These Proposals.

Shareholders of record of the Trust at the close of business on April 15, 2011 are entitled to vote at the meeting or at any adjournment of the meeting.  This proxy statement and proxy card are being mailed to shareholders on or about April 27, 2011.

It is important that you return your signed and dated proxy card promptly, regardless of the size of your holdings, so that a quorum may be assured.

Please complete, date and sign the proxy card for the shares held by you and return the proxy card in the envelope provided so that your vote can be recorded.  No postage is required if the envelope is mailed in the United States.  Prompt return of your proxy or proxies may save the Trust the necessity and expense of further solicitations.  If you attend the meeting, you may vote your shares in person.

By order of the Board of Trustees
George H. Weyerhaeuser, Jr., Chairman

St. Paul, Minnesota
April 27, 2011

CLEARWATER INVESTMENT TRUST

30 East 7th Street, Suite 2000,
St. Paul, Minnesota 55101-4930

PROXY STATEMENT

GENERAL

This joint proxy statement ("Proxy Statement") is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees ("Trustees") of Clearwater Investment Trust (the "Trust") to be used at the special meeting ("Meeting") of shareholders of the Trust to be held at 30 East 7th Street, Suite 2000, St. Paul, Minnesota 55101-4930 on Friday, May 14, 2011, at 8:30 a.m. (Central time) for the purpose set forth in the accompanying Notice of Meeting.  The Trust currently consists of four series, the Clearwater Growth Fund, Clearwater International Fund, Clearwater Tax-Exempt Bond Fund and Clearwater Small Cap Fund (each a "Fund" and together, the "Funds").

The following table summarizes the proposals (each a "Proposal") as applicable to each Fund of the Trust:

Proposal	Proposal Description	Applicable Funds	Page
1.	To elect as Trustees the nominees presented in Proposal 1.	All Funds voting together	[o]
2.	To approve a new subadvisory agreement with Fiduciary Counselling, Inc.	All Funds voting separately	[o]
3.	To approve an amendment to the advisory agreement with Clearwater Management Company, Inc. to increase the management fee.	Clearwater Growth Fund	[o]

This joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund and, because shareholders may own shares of more than one Fund, to avoid burdening shareholders with more than one proxy statement. At the Meeting, each share of each Fund is entitled to one vote on the Proposal affecting that Fund; and a fractional share is entitled to a proportionate share of one vote. If you own shares of more than one Fund, you must complete a proxy card for each Fund you own.

Proxies, Voting and Record Date

With regard to Proposal 1, the election of Trustees, votes may be cast for all nominees, withheld for all nominees, or withheld for certain nominees.  Election of each nominee requires a plurality of votes of the shareholders of the entire Trust present at the meeting.  If a nominee does not receive a plurality vote, the Board of Trustees may consider whether another course of action is appropriate and in the best interests of shareholders of the Trust.

Votes may be cast to approve or disapprove Proposal 2 and Proposal 3.  Approval of Proposal 2 and Proposal 3 requires an affirmative vote of a majority of the outstanding shares of the applicable Fund, which means the vote of the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the applicable Fund are present or represented by proxy, or (ii) more than 50% of the applicable Fund's outstanding shares.

With respect to Proposal 2 and Proposal 3, abstentions and broker non-votes (proxy cards received by the Trust from brokers or nominees when the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote and has no discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, and will have the same effect as a vote "AGAINST" the applicable Proposal.  If Proposal 2 is approved with respect to one Fund and not approved with respect to another Fund, Proposal 2 will be implemented for the Fund that approved Proposal 2 and will not be implemented for any Fund that did not approve Proposal 2. If shareholders of any Fund do not approve Proposal 2 or Proposal 3, the Board of Trustees may consider whether another course of action is appropriate and in the best interests of shareholders of that Fund.

So far as the Board is aware, no matters other than those described in this Proxy Statement will be acted upon at the Meeting.  Should any other matters properly come before the Meeting calling for a vote of shareholders, the persons named as proxies intend to vote upon such matters according to their best judgment.

Shareholders may revoke the authority to vote their shares up until voting results are announced for that Proposal at the Meeting or any adjournment of the Meeting by giving written notice of revocation to the Secretary of the Trust.  Unless revoked, properly executed proxy cards that have been returned by shareholders without instructions will be voted "FOR" the nominees in the case of Proposal 1 and "FOR" the Proposal in the case of Proposal 2 and Proposal 3.  In instances where choices are specified by the shareholders in the proxy card, those shareholders' votes will be voted or the votes will be withheld in accordance with the shareholders' choices.

The Trustees have fixed the close of business on April 15, 2011, as the record date ("Record Date") for determining the shareholders of the Trust entitled to notice of and to vote at the meeting.  These shareholders will be entitled to one vote per share at the meeting or any adjournment of the meeting.  Shares of beneficial interest of each Fund outstanding as of the Record Date are indicated in Appendix A.  Appendix B sets forth the persons who owned beneficially or of record more than 5% of each Fund's shares on the Record Date.

Quorum and Adjournments

With respect to each Proposal, the presence, either in person or by proxy, of shareholders owning a majority of shares of a Fund entitled to vote at the Meeting shall constitute a quorum. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of votes.  In determining whether to adjourn a Meeting, the following factors may be considered: the nature of the proposal or any matters that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation.  Any adjournment will require the affirmative vote of a majority of those shares represented at a Meeting in person or by proxy.  If a Proposal receives a sufficient number of votes for approval prior to any adjournment, a Proposal shall be deemed adopted and shall not require any further shareholder approval at any adjournment or otherwise.  For purposes of adjournment to vote on the Proposal, the persons named as proxies will vote FOR such adjournment those proxies for which they are entitled to vote FOR the Proposal and will vote AGAINST any such adjournment those proxies for which they are required to vote AGAINST the Proposal.  Abstentions and broker non-votes will not be voted either for or against the adjournment. At any subsequent reconvening of the meeting, proxies will (unless previously revoked) be voted in the same manner as they would have been voted at the Meeting.

Proxies will be solicited by mail and also may be solicited in person or by telephone by officers of the Trust, by Clearwater Management Company ("CMC"), each Fund's investment adviser, or by the Trustees.

The Trust will furnish, without charge, copies of the Trust's most recent Annual and Semi-annual Reports to any shareholder upon request addressed to Clearwater Investment Trust, 30 East 7th Street, Suite 2000, St. Paul, Minnesota 55101-4930, or by telephone at (651) 228-0935.

This proxy statement and the proxy card are being mailed to shareholders on or about April 27, 2011.

PROPOSAL 1

ELECTION OF TRUSTEES

AFFECTED FUNDS: ALL FUNDS

At a meeting on April 13, 2011, the Board of Trustees ("Trustees") of the Trust, including the Trustees who are not "interested persons" of the Trust, voted to approve, and to recommend to the shareholders that they approve, a proposal to elect James E. Johnson, Edward R. Titcomb III, Charles W. Rasmussen, Laura E. Rasmussen, Frederick T. Weyerhaeuser, George H. Weyerhaeuser, Jr. and Justin H. Weyerhaeuser (each a "Nominee") to the Board of Trustees of the Trust.  Information concerning each Nominee and other relevant factors is discussed below.  Charles W. Rasmussen, Laura E. Rasmussen, Frederick T. Weyerhaeuser, George H. Weyerhaeuser and Justin H. Weyerhaeuser are currently members of the Board of Trustees.  Lucy R. Jones, who is also a current member of the Board of Trustees, has determined to resign following the election of the Nominees.

The Trust's Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the Investment Company Act of 1940 ("1940 Act"), the Trust will hold a shareholders' meeting for the election of Trustees at such times as (1) less than a majority of the Trustees holding office have been elected by shareholders, or (2) if, after filling a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office would have been elected by the shareholders. Except for the foregoing circumstances, and barring a Trustee's resignation, death or incapacity to perform his or her duties, a Trustee's term of office is indefinite.  At this time, it is appropriate that the Trust seek shareholder approval of all Nominees whether they are currently Trustees or proposed Trustees.

Information Concerning the Nominees and the Trustees

The following table sets forth certain information about the Nominees and the Trustees, including each person's principal occupation or employment during the past five years.  Nominees who are not "interested persons" of the Trust (as that term is defined in the 1940 Act) are referred to herein as "Independent Trustees."  Nominees who are deemed to be "interested persons" of the Trust under the 1940 Act are referred to as "Interested Trustees."

The business address of each Nominee and Trustee is 30 East 7th Street, Suite 2000, St. Paul, Minnesota 55101-4930.  Shareholders may send communications to each of the current Trustees and each of the Nominees in the event that they are elected by shareholders and take office at their business address.

Proposed and Current Independent Trustee Nominees

Name and Age	Term of Office*	Principal Occupation or Employment During the Last Five Years	Number of Portfolios in the Fund Complex to Be Overseen by the Nominee	Other Directorships Held by the Nominee During the Last 5 Years
James E. Johnson (68) 30 East 7th Street, Saint Paul, Minnesota 55101		Retired, Executive Vice President, Securian Financial Group, Inc. (2005-2010)	4	None
Edward R. Titcomb III (36) 30 East 7th Street, Saint Paul, Minnesota 55101		Assistant Vice President, Anchor Bank-Anchor Trust (2010-Present), Key Account Manager, GWG Life (2005-2010)	4	None
Charles W. Rasmussen (44)1 30 East 7th Street, Saint Paul, Minnesota 55101	Tenure: 10 yrs Term: Indefinite	President and Chief Executive Officer, P&G Manufacturing, Inc. (air filtration equipment, 2002-Present)	4	None
Laura E. Rasmussen (47)1 30 East 7th Street, Saint Paul, Minnesota 55101	Tenure: 10 yrs Term: Indefinite	Business Owner	4	None
Justin H. Weyerhaeuser (37) 30 East 7th Street, Saint Paul, Minnesota 55101	Tenure: 2 yrs Term: Indefinite	Attorney	4	None

1 Mr. Rasmussen and Ms. Rasmussen are spouses-in-law, and are the niece or nephew of Mr. Frederick T. Weyerhaeuser (see below).

* If elected as a Board member, each Trustee serves an indefinite term of office.

Current Interested Trustee Nominees and Officers**

Name, Address and Age	Positions Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Last 5 Years	Number of Portfolios in the Fund Complex Overseen by the Trustee	Other Directorships Held by the Trustee During the Last 5 Years
Frederick T. Weyerhaeuser (79)** 30 East 7th Street, Saint Paul, Minnesota 55101	Trustee, Vice President and Secretary	As Trustee; Tenure: 22 yrs Term: Indefinite As Officer; Tenure: 22 yrs Term: Reappointed Annually	Private Investor	4	None
George H. Weyerhaeuser Jr. (57) ** 30 East 7th Street, Saint Paul, Minnesota 55101	Trustee, Chairman, Chief Executive Officer and Treasurer	As Trustee: Tenure: 3 yrs Term: Indefinite As Officer: Tenure: 3 yrs Term: Reappointed Annually	Senior Vice President, Technology, Weyerhaeuser Company (1998 – 2006) Director, Clearwater Management Company (1987 – 2006) Member, Advisory Board, Pictet Advisory Overseas Services Ltd (2009-Present)	4	Foss Waterway Development Authority Fermi Research Alliance

Name, Address and Age	Positions Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Last 5 Years	Number of Portfolios in the Fund Complex Overseen by the Trustee	Other Directorships Held by the Trustee During the Last 5 Years
Jennifer D. Lammers(50) 30 East 7th Street, Saint Paul, Minnesota 55101	Chief Compliance Officer	Tenure: September 2009 – Present Term: Reappointed Annually
Clearwater Management Company, Inc:  Chief Compliance Officer, 9-09 to Present; Fiduciary Counselling, Inc.: Chief Compliance Officer, 9-09 to Present; Chief Compliance Officer, River Source Funds and Riversource Investments 2006 – 2009.
President Tamarack Funds and Director of Finance, Voyageur Asset Management, 2003 – 2006.
				N/A	N/A

Marcia Lucas	Assistant Secretary	Tenure: March 2011 – Present Term: Reappointed Annually	The Northern Trust Company, Second Vice President (2010-Present), Michael Best & Friedrich LLP, Partner (2005-2008)	N/A	N/A

** Mr. Frederick T. Weyerhaeuser is an interested Trustee due to his daughter's position as a director of CMC, the Funds' investment manager.
** Mr. George H. Weyerhaeuser Jr. is an interested Trustee due to his positions as the Funds' CEO and Treasurer.
** Officers listed above are considered to be "interested persons" of the Trust.

Ownership of Securities

As of December 31, 2010, the dollar range of equity securities owned beneficially by each current Nominee and each proposed Nominee in each Fund in the Trust were as follows:

Proposed and Current Independent Trustee Nominees:

Name	Dollar Range of Equity Securities in Each Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
James E. Johnson	Growth Fund	None	None
	International Fund	None
	Small Cap Fund	None
	Tax-Exempt Fund	None

Edward R. Titcomb III	Growth Fund	Over $100,000	Over $100,000
	International Fund	Over $100,000
	Small Cap Fund	Over $100,000
	Tax-Exempt Fund	Over $100,000

Charles W. Rasmussen	Growth Fund	Over $100,000	Over $100,000
	International Fund	Over $100,000
	Small Cap Fund	Over $100,000
	Tax-Exempt Fund	Over $100,000

Laura E. Rasmussen	Growth Fund	Over $100,000	Over $100,000
	International Fund	Over $100,000
	Small Cap Fund	Over $100,000
	Tax-Exempt Fund	Over $100,000

Justin H. Weyerhaeuser	Growth Fund	Over $100,000	Over $100,000
	International Fund	Over $100,000
	Small Cap Fund	Over $100,000
	Tax-Exempt Fund	Over $100,000

Current Interested Trustee Nominees:

Name	Dollar Range of Equity Securities in Each Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Frederick T. Weyerhaeuser	Growth Fund	Over $100,000	Over $100,000
	International Fund	Over $100,000
	Small Cap Fund	Over $100,000
	Tax-Exempt Fund	Over $100,000

George H. Weyerhaeuser, Jr.	Growth Fund	Over $100,000	Over $100,000
	International Fund	Over $100,000
	Small Cap Fund	Over $100,000
	Tax-Exempt Fund	Over $100,000

Compensation

The Trust pays no salaries to its officers.  The Trustees generally meet four times per year.  As of September 2010, each Trustee is paid a $2,000 annual retainer, $2,000 per meeting attended in person, and $500 if attending via telephone.  For committee meetings, Trustees are paid $250 if such committee meeting occurs separately from a regularly scheduled Trustee meeting.  Members of the Audit Committee are paid $500 for the meeting during which the annual report to shareholders and the results of the annual audit are reviewed with the independent auditors.  In addition the Chairman of the Board of Trustees, who also serves as the Trust's CEO, receives an additional retainer of $48,000.  Prior to September 2010, each Trustee was paid $1,000 per meeting attended in person and $250 per meeting attended via telephone.  Expenses incurred by Trustees in attending meetings are reimbursed.  Such Trustee fees and expenses are reimbursed or paid for by CMC under the advisory agreements. The following table sets forth the amounts of compensation received by each Trustee related to Trustee services during the year ended December 31, 2010.

Name of Trustee	Aggregated Compensation From Trust	Pension or Retirement Benefits Accrued As Part of the Funds' Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees
Charles W. Rasmussen	$10,250	None	None	$10,250
Laura E. Rasmussen	$10,250	None	None	$10,250
Justin H. Weyerhaeuser	$10,250	None	None	$10,250
Frederick T. Weyerhaeuser	$9,250	None	None	$9,250
George H. Weyerhaeuser, Jr.*	$34,250	None	None	$34,250

* Mr. George H. Weyerhaeuser, Jr. also serves as the Trust's CEO and received the retainer discussed above.

Responsibilities of the Board of Trustees

The business and affairs of the Trust are managed by the Trustees and they have all powers and authority necessary, appropriate or desirable to perform that function. The Trustees have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary, appropriate or desirable in connection with the management of the Trust.  The Board of Trustees initially approves investment management, subadvisory, and other service provider agreements.  The Board of Trustees annually evaluates the services received under the investment management and subadvisory agreements to determine whether to continue these agreements.  The members of the Board of Trustees were selected for their understanding of the Funds' distribution strategy and the general investment objectives of the shareholders of the Funds.  Each of the Trustees has been a long standing shareholder of the Funds.  Each Trustee was also selected due to their long-standing experience as private investors and ability to understand investment concepts and strategies, which allow the Trustees to provide effective oversight of CMC and subadvisers.  In addition, Charles W. Rasmussen and Laura E. Rasmussen have management experience as business owners, Justin H. Weyerhaeuser has worked as an outside attorney, and Frederick T. Weyerhaeuser and George W. Weyerhaeuser, Jr. have business management experience at outside organizations.  Edward R. Ticomb III has 14 years of experience in the financial services industry.  James E. Johnson has over 40 years of experience in the financial services industry.  Although the Board of Trustees does not have a formal diversity policy, it endeavors to comprise itself of members with a broad mix of professional and personal backgrounds.

The Board of Trustees' role includes monitoring risks identified during meetings of the Board or its Committees.  The Board, or its Committees, receive and review reports from CMC and the Trust's subadvisers, chief compliance officer, fund counsel, and representatives of other service providers.  These reports may cover risks related to a specific Fund, such as valuation or liquidity risk, or may address broader market or operational risks.  Each of the Trust's subadvisers is responsible for the day-to-day management and monitoring of its respective portfolio(s).  These subadvisers periodically present in-person to the Board of Trustees and also provide recurring written reports on portfolio activity to the chief compliance officer and president of CMC.  These presentations and written reports may address specific market, investment or operational risks as appropriate.  The Audit Committee of the Board of Trustees also meets at least annually with representatives of the Funds' independent auditors.

Board Meetings

During the fiscal year ended December 31, 2010, the Board held 6 meetings.

Board Committees

The Board of Trustees has appointed a standing Nominating Committee comprised solely of the Independent Trustees.  The Nominating Committee has been established for the following purposes: (i) identify individuals qualified to become members of the Board of Trustees in the event that a position is vacated or created, (ii) consider all candidates proposed to become members of the Board of Trustees, (iii) select and nominate, or recommend for nomination by the Board of Trustees, candidates for election as Trustees, and (iv) set any necessary standards or qualifications for service on the Board of Trustees.  The Nominating Committee does not have formal policy that specifically addresses whether the Nominating Committee will consider shareholder nominees for election to the Board of Trustees.  A copy of the Trust's Nominating Committee charter is attached hereto as Appendix C.  The shareholders of the Funds are not being asked to approve the Nominating Committee charter.  During the fiscal year ended December 31, 2010, the Nominating Committee held one meeting.

The Board of Trustees has organized an Audit Committee comprised solely of the Independent Trustees.  The duties of the Audit Committee include (i) oversee the accounting and financial reporting processes and related internal controls, (ii) oversee and review the results of the independent audits, and (iii) evaluate the qualifications, independence and performance of the independent auditors and make recommendations to the Board of Trustees regarding the selection of independent auditors.  A copy of the Trust's Audit Committee charter is attached hereto as Appendix D.  The shareholders of the Funds are not being asked to approve the Audit Committee charter.

During the fiscal year ended December 31, 2010, the Audit Committee held 4 meetings.

Trustees' Recommendation

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE NOMINEES LISTED ABOVE.

Required Vote

Because your Fund is a series of the Trust, your vote will be counted together with the votes of shareholders of the other series of the Trust voting as a single class in the election of Trustees.  In accordance with the Trust's Declaration of Trust, there will be no cumulative voting.  Election of each nominee requires a plurality of votes of the shareholders of the entire Trust present at the meeting.

PROPOSAL 2

APPROVE A NEW SUBADVISORY AGREEMENT
WITH FIDUCIARY COUNSELLING, INC.

AFFECTED FUNDS: ALL FUNDS VOTING SEPARATELY

At a meeting on March 11, 2011, the Board of Trustees ("Trustees") of the Trust, including the Trustees who are not "interested persons" of the Trust ("Independent Trustees"), voted to approve, and to recommend to the shareholders that they approve, a subadvisory agreement among Clearwater Management Co., Inc. ("CMC"), Fiduciary Counselling, Inc. ("FCI") and the Trust on behalf of each Fund (the "FCI Subadvisory Agreement").  The FCI Subadvisory Agreement, which is subject to each respective Fund's shareholder approval, is discussed below.

About CMC

CMC is a privately-owned registered investment adviser.  CMC has been in the investment management business since 1987.  Its address is 30 East Seventh Street, Suite 2000, St. Paul, Minnesota 55101.  CMC serves as each Fund's investment adviser pursuant to a management contract between the respective Fund and CMC.  In the case of the Clearwater Growth Fund and Clearwater Small Cap Fund, the management contract is dated March 1, 1998 (the "Growth and Small Cap Fund Management Agreement").  The Growth and Small Cap Fund Management Agreement was last approved by shareholders on March 1, 1998, in order to (1) reduce the management fee applicable to the Clearwater Growth Fund; (2) change the method of accruing the Growth Fund's and Small Cap Fund's respective management fees from monthly to daily; (3) delete the provision in the Management Contract that requires CMC to limit the Small Cap Fund's and Growth Fund's operating expense to the limits set by state securities administrators; and (4) amend the annual approval and amendment provisions.  In the case of the Clearwater International Fund, the management contract is dated January 24, 2009 (the "International Fund Management Agreement").  In the case of the Clearwater Tax-Exempt Bond Fund, the management contract is dated December 3, 1999 (the "Tax-Exempt Fund Management Agreement" and, together with the Growth and Small Cap Fund Management Agreement and International Fund Management Agreement, the "Management Agreements").  The International Fund Management Agreement and Tax-Exempt Fund Management Agreement were each approved by the respective Fund's sole shareholder prior to the offering of the Fund's shares.

Each Management Agreement provides that CMC will, subject to the supervision of the Board of Trustees, (i) develop, recommend and implement such investment programs and strategies for the relevant Fund in accordance with the Fund's investment policies and restrictions; (ii) provide research and analysis relative to the investment program and investments of the relevant Fund; (iii) determine what securities should be purchased and sold and what portion of the assets of the relevant Fund should be held in cash or cash equivalents or other assets; (iv) monitor on a continuing basis the performance of the portfolio securities of the relevant Fund; and (v) employ one or more subadvisers to provide investment advisory services to the Funds.  CMC does not provide day-to-day management of Fund assets, but has retained sub-advisers for this purpose.  Each Management Agreement will remain in full force and effect for one year from the date it is approved and from year to year thereafter upon the approvals required by the 1940 Act and will terminate automatically in the event of its assignment.  CMC is not liable to the Trust or any shareholder, except for willful misfeasance, bad faith or gross negligence or for reckless disregard of its obligations and duties under the agreement.  For its services, CMC is currently entitled to a management fee payable by the Trust based on each Fund's average daily net assets, as indicated below.

Fund	Management Fee

Clearwater Growth Fund	0.45% of the Fund's average daily net assets*
Clearwater International Fund	1.00% of the Fund's average daily net assets
Clearwater Tax-Exempt Bond Fund	0.60% of the Fund's average daily net assets
Clearwater Small Cap Fund	1.35% of the Fund's average daily net assets

* The management fee that CMC is entitled to receive for its services to the Clearwater Growth Fund is subject to a separate proposal in this Proxy Statement.

About FCI

FCI is a registered investment adviser under the Advisers Act, with its principal executive office located at 30 East 7th Street, Suite 2000, St. Paul, Minnesota 55101-4930.  FCI was founded in 1941, and provides discretionary and nondiscretionary investment services consistent with the individual needs and objectives of each client account.  FCI's principal business is the rendering of clerical, record keeping, custodial (via qualified custodians), accounting, trust and tax services and estate planning in consultation with clients' legal counsel.  FCI also provides financial planning services as well as other miscellaneous ministerial services.

The following are the names and primary occupation of the principal executive officers of FCI.  The address for each of the principal executive officers of FCI is 30 East 7th Street, Suite 2000,  St. Paul, Minnesota 55101-4930.

Name	Principal Occupation
M. Julie McKinley	President and CEO
Eric J. Lind	Chief Investment Officer
Rebecca G. Martin	Vice President, Administration
Jennifer D. Lammers	Chief Financial Officer and Chief Compliance Officer

CMC has entered into a Consulting Agreement with FCI to provide certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Trust by CMC.  As compensation for these services, FCI is paid an hourly fee.  Such expenses are paid for or reimbursed by CMC.

The Trust has also entered into an Investment Company Services Agreement with FCI.  Under this agreement, FCI provides transfer agent services to the Funds.  FCI also provides the Trust and CMC with all of their respective requirements for space and clerical assistance in connection with the operation of the Funds.  As compensation for these services, FCI is paid an hourly fee.  Such expenses are paid for or reimbursed by CMC.

The names and addresses of persons controlling FCI are in Appendix E.

MATERIAL TERMS OF THE FCI SUBADVISORY AGREEMENT

The following discussion of the FCI Subadvisory Agreement is only a summary of the form of the agreement attached as Appendix D.  You should read the entire form of agreement.

The FCI Subadvisory Agreement provides that FCI will, subject to the supervision of CMC and the Board of Trustees, regularly provide the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by CMC.  FCI will also continue to provide certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Trust by CMC.  The FCI Subadvisory Agreement will remain in full force and effect for two years from the date it was signed and from year to year thereafter upon the approvals required by the 1940 Act and will terminate automatically in the event of its assignment.  FCI is not liable to CMC, the Trust or any shareholder, except for willful misfeasance, bad faith or gross negligence or for reckless disregard of its obligations and duties under the Agreement.

For its services, FCI is entitled to a subadvisory fee payable by CMC of .20% of each Fund's net assets, paid on a quarterly basis.  If the FCI Subadvisory Agreement had been in effect for the fiscal year ended December 31, 2010, the amount of subadvisory fees payable to FCI by CMC would, due to the fee waiver agreement described below, have been identical to those payable under the current Consulting Agreement.  The aggregate amount of consulting fees paid by CMC to FCI for the fiscal year ended December 31, 2010 were $387,210.

A copy of the proposed form of FCI Subadvisory Agreement is attached as Appendix D.

APPOINTMENT OF FCI AS A SUBADVISER TO THE FUNDS

At the meeting on March 11, 2011, the Trustees approved the appointment of FCI as a subadviser to the Funds, subject to shareholder approval.  It is anticipated that FCI will continue to provide services under the Consulting Agreement between CMC and FCI until the FCI Subadvisory Agreement is approved by shareholders.

CMC'S RECOMMENDATION AND THE BOARD OF TRUSTEES' DECISION
REGARDING FCI

CMC informed the Trustees that it believed that the Funds would benefit from the investment advisory services to be provided under the FCI Subadvisory Agreement.  CMC recommended to the Trustees that they approve the FCI Subadvisory Agreement with respect to the Trust.  CMC made the recommendation based upon, among other factors, the qualifications and previous performance of FCI's team in providing consulting services to CMC, and the belief that retaining

FCI as a subadviser will assist CMC with providing investment management services to the Funds.

The Trustees received written information in advance of the meeting on March 11, 2011, which included a summary of information about FCI, including its investment and other support professionals, process, philosophy and past performance regarding services to be provided.  In addition, the Trustees received information from the Trust's Chief Compliance Officer as to her review of FCI's Code of Ethics, Form ADV Parts I and II, and compliance program.  At the meeting on March 11, 2011, the Trustees received information as to the proposed subadvisory fees.  The Trustees compared the fees to be changed to the Funds to fees FCI charges to its other non-personal or non-individual trust clients.  The Trustees reviewed and analyzed the factors that the Trustees deemed relevant with respect to FCI.  These factors included the nature, quality, and extent of the services to be provided to the Funds by FCI; the qualifications and experience of the investment professionals who will be responsible for advising on the allocation of assets among various Fund subadvisers, as applicable, and other matters related to the Funds' subadvisers; and FCI's overall resources.  Following is a description of these and other factors relevant to the Trustees' decision to approve the FCI Subadvisory Agreement.

Nature, Extent, and Quality of Services:  The Trustees considered the specific processes FCI would use in advising CMC on the allocation of each Fund's assets to the various subadvisers, as applicable, and in consulting on other matters related to the subadvisers.  The Trustees reviewed the qualifications of FCI's investment and consulting team.  The Trustees noted the experience of the members of the investment and consulting team as well as their tenure with FCI. The Trustees concluded that the nature, extent, and quality of the subadvisory services expected to be provided by FCI were appropriate for the Fund.

Investment Performance:  The Trustees discussed the fact that FCI will not have day-to-day management of portfolio assets, but instead will provide services to CMC regarding recommendation of subadvisers, re-allocation recommendations between subadvisers, and review of performance of subadvisers.

Subadvisory Fee and Expense Ratio Impact:  The Trustees evaluated the proposed subadvisory fee schedule and compared the fee schedule to the fees the Funds pay to FCI under the Consulting Agreement.  The Trustees considered that in connection with the engagement of FCI as a subadviser, FCI has agreed to waive the difference between the amount calculated under the subadvisory fee schedule and an amount determined by multiplying the total number of hours worked by FCI in providing services under the FCI Subadvisory Agreement by an hourly rate that is approved by CMC.  The Board noted that the effect of this waiver agreement is that fees paid to FCI under the FCI Subadvisory Agreement would approximate the fees previously paid to FCI under the Consulting Agreement.  The Board also considered that FCI's fees would be paid by CMC out of CMC's management fee.  In view of all these factors, the Trustees concluded that the proposed fee structure for FCI was reasonable.  The Trustees also observed that FCI is intended to be a "break-even" organization.  FCI sets its hourly fees based on estimated underlying costs.

Benefits to the Subadviser:  The Trustees considered the ancillary benefits that could accrue to FCI due to its relationship with the Trust, and concluded that significant ancillary benefits likely would not result from the arrangement.

The Trustees noted that, based on the review of the Trust's Chief Compliance Officer and representations received from FCI, that FCI's policies and procedures are reasonably designed to manage any conflicts of interest that could arise.

Other Considerations:  The Trustees considered CMC's judgment and recommendation that adding FCI as a subadviser would add value to the Fund's shareholders and would be complementary to both the existing and future subadvisers.  The Trustees determined that this approach to managing the Fund's assets supported the approval of the subadvisory agreement with FCI.

Conclusion:  After full consideration of the factors described above, with no single factor identified as being of paramount importance, the Trustees, including a majority of Independent Trustees, concluded that the approval of the FCI Subadvisory Agreement was in the best interests of the Fund and its shareholders and approved the FCI Subadvisory Agreement.

Brokerage Policies

FCI will not be trading on behalf of the Funds.  Therefore, it will not use brokerage services.

Trustees' Recommendation

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE TO APPROVE THE FCI SUBADVISORY AGREEMENT.

Required Vote

Approval of the FCI Subadvisory Agreement requires an affirmative vote of a majority of the outstanding shares of each Fund, which means the vote of the lesser of (i) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the shares of each Fund are present or represented by proxy, or (ii) more than 50% of each Fund's outstanding shares.

PROPOSAL 3

TO APPROVE AN AMENDMENT TO THE ADVISORY AGREEMENT WITH
CLEARWATER MANAGEMENT COMPANY, INC.
TO INCREASE THE MANAGEMENT FEE

AFFECTED FUND: CLEARWATER GROWTH FUND

At a meeting on March 11, 2011, the Board of Trustees ("Trustees") of the Clearwater Growth Fund ("Growth Fund"), including the Trustees who are not "interested persons" of the Trust ("Independent Trustees"), voted to approve, and to recommend to the shareholders that they approve, an amendment to the Growth Fund advisory agreement with Clearwater Management Co., Inc. ("CMC") to increase the management fee payable to CMC ("Amended Growth Fund Management Agreement").

The proposed amendment results from the addition of three new subadvisers to the Growth Fund in December 2010.  At a meeting on September 18, 2010, the Trustees, including the Independent Trustees, approved the subadvisory agreements for Heartland Advisors, Inc. ("Heartland"), Knightsbridge Asset Management, LLC ("Knightsbridge") and Osterweis Capital Management, LLC ("Osterweis") to add a component of active management to the Growth Fund, which had previously been subadvised solely by Parametric Portfolio Associates with the strategy of tracking the Russell 1000® Index.  Growth Fund shareholders received an information statement regarding the approval of subadvisory agreements with Heartland, Knightsbridge and Osterweis in November 2010.  Heartland, Knightsbridge and Osterweis began providing subadvisory services to the Growth Fund in December 2010.

Due to the higher subadvisory fees paid by CMC to each new subadviser, CMC has informed the Trustees that the current management fee of .45% no longer covers the cost of managing the Growth Fund.  CMC has proposed that the CMC management fee be increased to .90%.

About CMC

CMC is a privately-owned registered investment adviser.  CMC serves as the Growth Fund's investment adviser pursuant to the management contract between the Growth Fund and CMC, dated March 1, 1998.  CMC has been in the investment management business since 1987.  Its address is 30 East Seventh Street, Suite 2000, St. Paul, Minnesota 55101.

The following are the names and primary occupation of the principal executive officers of CMC.

Name	Principal Occupation
Philip W. Pascoe	Chairman, Treasurer and Director
William T. Weyerhaeuser	Vice President, Secretary and Director
Jennifer D. Lammers	Chief Compliance Officer
(chart continues on next page)

Name	Principal Occupation
Elizabeth D. Hlavka	Director
W. John Driscoll	Director
Samuel B. Carr, Jr.	Director
Catherine W. Morley	Director
Frank W. Piasecki	Director
Daniel C. Titcomb	Director

The names and addresses of persons controlling CMC are in Appendix F.

MATERIAL TERMS OF THE
AMENDED GROWTH FUND MANAGEMENT AGREEMENT

The Growth Fund Management Agreement is dated as of March 1, 1998.  The Growth Fund Management Agreement was last approved by shareholders on March 1, 1998, in order to (1) reduce the management fee applicable to the Clearwater Growth Fund; (2) change the method of accruing the Growth Fund's management fee from monthly to daily; (3) delete the provision in the Management Contract that requires CMC to limit the Growth Fund's operating expense to the limits set by state securities administrators; and (4) amend the annual approval and amendment provisions.  The terms of the Amended Growth Fund Management Agreement are substantially similar to the terms of the present agreement, with an increase in the fee payable to CMC.

The Growth Fund Management Agreement provides that CMC will, subject to the supervision of the Board of Trustees, (i) develop, recommend and implement such investment programs and strategies for the relevant Fund in accordance with the Fund's investment policies and restrictions; (ii) provide research and analysis relative to the investment program and investments of the relevant Fund; (iii) determine what securities should be purchased and sold and what portion of the assets of the relevant Fund should be held in cash or cash equivalents or other assets; (iv) monitor on a continuing basis the performance of the portfolio securities of the relevant Fund; and (v) employ one or more subadvisers to provide investment advisory services to the Funds.  CMC does not provide day-to-day management of Fund assets.  The agreement will remain in full force and effect for one year from the date it is approved and from year to year thereafter upon the approvals required by the 1940 Act and will terminate automatically in the event of its assignment.  CMC is not liable to the Trust or any shareholder, except for willful misfeasance, bad faith or gross negligence or for reckless disregard of its obligations and duties under the agreement.

For its services, CMC is entitled to a management fee payable by the Trust of .45% of the Growth Fund's net assets.  The aggregate amount of management fees paid by the Growth Fund to CMC for the fiscal year ended December 31, 2010 were $818,583. Under the Amended Growth Fund Management Agreement, CMC will be entitled to a management fee payable by the Trust of .90% of the Growth Fund's net assets.  If the Amended Growth Fund Management Agreement had been in effect for the fiscal year ended December 31, 2010, the amount of management fees payable to CMC by the Growth Fund would have been $2,614,077.  This represents a 219% increase.  Please refer to Appendix H for a comparison of current and proposed annual operating expenses for the Growth Fund.

A copy of the proposed Amended Growth Fund Management Agreement is included in Appendix I.t

AMENDMENT OF THE GROWTH FUND MANAGEMENT AGREEMENT

At the meeting on March 11, 2011, the Trustees approved an amendment to the Growth Fund Management Agreement.  It is anticipated that CMC will continue to provide services under the Growth Fund Management Agreement until the Amended Growth Fund Management Agreement is approved by shareholders.

CMC'S RECOMMENDATION AND THE BOARD OF TRUSTEE'S DECISION REGARDING CMC

CMC recommended to the Trustees that they approve the Amended Growth Fund Management Agreement with respect to the Trust.  CMC made the recommendation based upon, among other factors: the belief that increasing the compensation payable to CMC will assist CMC with providing investment management services to the Growth Fund following the addition of three new subadvisers providing active management to a portion of the Growth Fund's assets.

The Trustees received written information in advance of the meeting on March 11, 2011 and also considered the information they had received in connection with their annual review and approval of the Growth Fund Management Agreement at their December 3-4, 2010 meeting.  At the meeting on March 11, 2011, the Trustees received information as to the proposed new management fee.  The Trustees compared the fees to be charged to the Growth Fund to management fees charged to a peer group of funds.  The Trustees reviewed and analyzed the factors that the Trustees deemed relevant with respect to CMC.  These factors included the nature, quality, and extent of the services to be provided to the Growth Fund by CMC; the qualifications and experience of the investment professionals at CMC; and CMC's overall resources.  Following is a description of these and other factors relevant to the Trustees' decision to approve the Amended Growth Fund Management Agreement.

Nature, Extent and Quality of Services Provided:  The Trustees considered information presented as to the services provided by CMC, as well as its investment expertise, resources and capabilities.  The Trustees specifically noted the work performed by CMC to enhance the Growth Fund to a multi-manager, multi-style approach through the identification and hiring of additional subadvisers during 2010.  The Trustees reviewed information regarding the financial condition of CMC as related to its ongoing ability to provide services as specified under the Growth Fund Management Agreement.  Based on their analysis of the data presented, the Trustees concluded that they were generally satisfied with the nature and quality of the services to be provided under the Amended Growth Fund Management Agreement.

t	The Clearwater Growth Fund and Clearwater Small Cap Fund are included in the Management Agreement. The amendment would not affect the Clearwater Small Cap Fund's management fee.

Investment Performance:  The Trustees considered that they had reviewed specific information as to the investment performance of the Growth Fund as compared to the performance of its benchmark index and peer group over various periods of time.  The Trustees noted that they had also reviewed reports summarizing the net assets, redemptions and purchases of shares of the Growth Fund during 2010.  The Trustees concluded that they were satisfied with CMC's investment performance to date.

Comparative Fees and Cost of Services Provided:  The Trustees reviewed the fee to be paid to CMC.  The Trustees reviewed reports describing both the management fee charged by CMC and the total expense ratio of the Growth Fund in comparison to those of similarly situated funds.  In addition, the Trustees reviewed information as to the expense ratio of the Growth Fund compared to the median expense ratio of a peer group of funds with a comparable investment strategy. The Trustees noted the ongoing efforts of CMC to reduce fees paid by shareholders via voluntary waivers, which were in place for the Growth Fund until it brought on additional subadvisers in late 2010.  The Trustees also noted the commitment of CMC to subsidize the operating costs of the Growth Fund until such time as a revised fee structure to reflect the change from a single manager to a multi-manager, multi-style approach could be presented to shareholders for approval.  The Board took into account CMC's agreement to provide a fee waiver to bring the fee down to 60 bps.  The Board concluded that the proposed fee was reasonable.

Management Profitability:  The Trustees also reviewed CMC's profitability, particularly noting CMC's payment of fees and expenses normally absorbed by mutual fund shareholders.  The Trustees also noted that CMC's profits would not increase from the level of its profits before the engagement of the new subadvisers for the Growth Fund.  The Trustees concluded that profitability levels for CMC were reasonable.

Economies of Scale:  The Trustees noted that they had considered whether economies of scale might be realized by CMC as the Growth Fund's assets grow, and whether there also might be benefits from such growth for the Growth Fund's shareholders.  The Trustees noted that the Growth Fund has been in operation for a number of years, and based on the distribution strategy of the Growth Fund will probably not see significant increases in size.  However, the Trustees determined that they would continue to monitor the assets of the Growth Fund and consider whether there were additional opportunities to realize benefits from economies of scale for shareholders in the future.

Based on the factors as described above, the Trustees, including all of the Independent Trustees present, concluded that the proposed new investment management fee was fair and reasonable in view of the investment performance and quality of services provided.  In reaching this conclusion, no single factor was considered determinative.

Brokerage Policies

CMC will not be trading on behalf of the Growth Fund.  Therefore, it will not use brokerage services.

Trustees' Recommendation

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE TO APPROVE THE AMENDED GROWTH FUND AGREEMENT.

Required Vote

Approval of the Amended Growth Fund Management Agreement requires an affirmative vote of a majority of the outstanding shares of the Growth Fund, which means the vote of the lesser of (i) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the shares of the Growth Fund are present or represented by proxy, or (ii) more than 50% of the Growth Fund's outstanding shares.

ADDITIONAL INFORMATION

Other Business

As of the date of this proxy statement, the Trustees are not aware of any matters to be presented for action at the meeting other than those described above.  Should other business properly be brought before the meeting, it is intended that the accompanying proxy will be voted in accordance with the judgment of the persons named as proxies unless instructed to the contrary.

Manner and cost of proxy solicitation

In addition to the solicitation by use of the mails, certain officers and employees of CMC, none of whom will receive compensation for their services other than their regular salaries, may solicit the return of proxies personally or by telephone or fax.  CMC will bear all of the costs associated with the meeting, including the cost of solicitation.  It is estimated that the total cost will be between $75,000 and $150,000.

Shareholder proposals

The Trust is not required and does not intend to hold a meeting of shareholders each year.  Instead, meetings will be held only when and if required.  Any shareholders desiring to present a proposal for consideration at the next meeting of Fund shareholders must submit the proposal in writing, so that it is received by the Fund within a reasonable time before any meeting.  The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included.  Shareholder proposals are subject to certain regulations under the federal securities laws.

Household delivery of Fund documents

With your consent, the Trust may send a single copy of Fund documents to your residence for you and any other shareholder who is a member of your household.  If you wish to revoke your consent to this practice, you may do so by notifying the Trust by telephone or in writing.  the Trust will begin separate mailings within 30 days after receiving your notice.

It is important that proxies be returned promptly.

April 27, 2011

APPENDIX A

Outstanding Shares of Beneficial Interest in Each Fund of the Trust
on the Record Date

Fund	Shares
Clearwater Growth Fund
Clearwater International Fund
Clearwater Small Cap Fund
Clearwater Tax-Exempt Fund

APPENDIX B

As of the Record Date, the following persons or entities owned beneficially or of record more than 5% of the outstanding shares of each Fund:
Name	Clearwater Growth Fund	Clearwater International Fund	Clearwater Small Cap Fund	Clearwater Tax-Exempt Bond Fund

APPENDIX C

CLEARWATER INVESTMENT TRUST

NOMINATING COMMITTEE CHARTER

Organization and Purpose

The Trustees of Clearwater Investment Trust (the "Trust") have established a Nominating Committee (the "Committee"), comprising all of the independent Trustees. "Independent Trustees" are those Trustees who are not "interested persons" of the Trust or its series or any investment adviser of a series within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act").   The Committee has been established for the following purposes: (i) identify individuals qualified to become members of the Board of Trustees in the event that a position is vacated or created, (ii) consider all candidates proposed to become members of the Board of Trustees, (iii) select and nominate, or recommend for nomination by the Board of Trustees, candidates for election as Trustees, and (iv) set any necessary standards or qualifications for service on the Board of Trustees.

Selection and Nomination of Trustees

The Committee will be responsible for the selection and nomination of the candidates for election or appointment as Trustees of the Trust.  In connection with the selection and nomination of candidates to the Board of Trustees, the Committee will evaluate the qualifications of candidates for Board membership and, in the case of candidates for independent Trustee positions, their independence from the Trust's investment advisers and other principal service providers.  Persons selected as independent Trustees must not be "interested persons" of the Trust or its series or any investment adviser of a series within the meaning of Section 2(a)(19) of the 1940 Act.  The Committee will also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment advisers or other service providers). Candidates should have the capacity to address financial and legal issues and to exercise reasonable business judgment.  Without limiting the foregoing, the Committee will also consider, among other criteria, a candidate's:

(a)	experience in business, financial or investment matters or in other fields of endeavor;

(b)	education;

(c)	reputation;

(d)	ability to attend scheduled Board and Committee meetings;

(e)	general availability to attend to Board business on short notice;

(f)	actual or potential business, family or other conflicts bearing on either the candidate's independence or the business of the Trust;

(g)	length of potential service;

(h)	commitment to the representation of the interests of the funds and their shareholders;

(i)	commitment to maintaining and improving Trustee skills and education; and

(j)	experience in corporate governance and best business practices.

The Committee will also consider the diversity of the Board's composition as part of the selection and nomination process.

In considering the selection and nomination of independent Trustee candidates, it is expected that the Committee will consult with the interested Trustees and Officers of the Trust and such other persons as the Committee deems appropriate.

Additional Matters

o
The Committee will meet at such times as it deems appropriate. The Committee will set its agenda and the places of its meetings. The Committee may meet alone and outside the presence of management personnel.

o	The Committee will submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the full Board of Trustees.

o
The Committee may delegate any portion of its authority to a subcommittee of one or more members.  Any decision of the subcommittee shall be presented to the full Committee at its next regularly scheduled meeting.

o
The Committee is authorized to investigate any matter brought to its attention within the scope of its duties, and is authorized to meet with the compliance personnel of management as the Committee deems appropriate in connection with the performance of its responsibilities.

o	The Committee is authorized to engage independent counsel and other advisers as it deems necessary to carry out its duties.

o	The Trust will provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisers employed by the Committee as described above.

o	The Committee will periodically review the provisions of this Nominating Committee Charter.

Limitation of Responsibilities

Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of the Trust under applicable federal and state law.

APPENDIX D

CLEARWATER INVESTMENT TRUST (the "Fund")
AUDIT COMMITTEE CHARTER

I.           Audit Committee Membership

The Audit Committee shall consist of those members of the Fund's Board of Trustees (the "Board") who are not "interested persons" of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.  Such members shall determine the chair for purposes of each meeting at each such meeting.  No member shall receive any compensation from the Fund except compensation for service as a member of the Board or a committee of the Board.  It is expected that each member of the Audit Committee will be, or will become within a reasonable time, financially literate, as that qualification is interpreted by the Board in its business judgment.  The Board shall determine annually whether any member of the Audit Committee is an "audit committee financial expert" as defined in Item 3 of Form N-CSR.

II.           Purposes of the Audit Committee

The purposes of the Audit Committee are:

(a)
to oversee the accounting and financial reporting processes of the Fund and each of its series and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

(b)	to oversee, or, as appropriate, assist Board oversight of, the quality and integrity of the Fund's financial statements and the independent audit thereof;

(c)
to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;

(d)
to approve prior to appointment the engagement of the Fund's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditors;

(e)	to act as a liaison between the Fund's independent auditors and the full Board; and

(f)	to assist Board oversight of the Fund's internal audit function (if any).

The independent auditors for the Fund shall report directly to the Audit Committee.

III.           Duties and Powers of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)
to approve prior to appointment the engagement of auditors to annually audit and provide their opinion on the Fund's financial statements, to recommend to those Board members who are not "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act) ("Independent Directors") the selection, retention or termination of the Fund's independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors.  In evaluating the auditor's qualifications, performance and independence, the Audit Committee must, among other things, obtain and review a report by the auditor, at least annually, describing the following items:

(i)	all relationships between the independent auditor and the Fund, as well as the Fund's investment adviser or any control affiliate of the adviser that provides ongoing services to the Fund;

(ii)
any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

(iii)	the audit firm's internal quality-control procedures.

It is a responsibility of the Audit Committee to engage actively in a dialogue with the auditors with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditor and to take, or recommend that the full Board take, appropriate action to oversee the independence of the auditor.

(b)
to approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser ("adviser affiliate") that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

(c)
to develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund's auditors to provide any of the services described in (b) above;

(d)
to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring preapproval by the Audit Committee are identified and referred to the Committee in a timely fashion;

(e)
to consider whether the non-audit services provided by the Fund's auditor to the Fund's investment adviser or any adviser affiliate that provides ongoing services to the Fund, which services were not preapproved by the Audit Committee, are compatible with maintaining the auditor's independence;

(f)	to review the arrangements for and scope of the annual audit and any special audits;

(g)	to review and approve the fees proposed to be charged to the Fund by the auditors for each audit and non-audit service;

(h)
to consider information and comments from the auditors with respect to the Fund's accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund's critical accounting policies and practices), to consider management's responses to any such comments and, to the extent the Audit Committee deems necessary or appropriate, to promote improvements in the quality of the Fund's accounting and financial reporting;

(i)
to consider information and comments from the auditors with respect to, and meet with the auditors to discuss any matters of concern relating to, the Fund's financial statements, including any adjustments to such statements recommended by the auditors, to review the auditors' opinion on the Fund's financial statements and to discuss with management and the independent auditor the Fund's annual audited financial statements and other periodic financial statements, including the Fund's disclosures under "Management's Discussion of Fund Performance";

(j)	to resolve disagreements between management and the auditors regarding financial reporting;

(k)	to consider any reports of difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management's response thereto;

(l)
to review with the Fund's principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Fund's internal control over financial reporting;

(m)	to establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund, its investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Fund of concerns about accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

(n)	to review in a general manner, but not as a committee to assume responsibility for, the Fund's processes with respect to risk assessment and risk management;

(o)	to set clear policies relating to the hiring by the Fund's investment adviser, principal underwriter or their affiliates of employees or former employees of the independent auditors;

(p)	to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund's accounting or financial reporting;

(q)	to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

(r)	to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Audit Committee members, at the expense of the Fund or series, as appropriate.

The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

IV.           Role and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor's responsibility to plan and carry out a proper audit.  Specifically, Fund's management is responsible for: (1) the preparation, presentation and integrity of the Fund's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter.  Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the auditors.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Audit Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Fund's management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.  In discharging their duties the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the director is not a member.

V.           Operations of the Audit Committee

(a)
The Audit Committee shall meet on a regular basis that it will determine and is empowered to hold special meetings as circumstances require.  The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof.

(b)	The Audit Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Fund's bylaws.

(c)	The Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation.

(d)
The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Fund management, the Fund's internal auditors or other personnel responsible for the Fund's internal audit function (if any) and the Fund's independent auditors. The Committee may also request to meet with internal legal counsel and compliance personnel of the Fund's investment adviser and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund's accounting and compliance as well as other Fund-related matters.

(e)	The Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

(f)	The Audit Committee may select one of its members to be the chair. In the Committee's discretion, this function may rotate on a meeting-to-meeting or any other basis.

(g)
A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Committee.  The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

(h)
The Board shall adopt and approve this Charter and may amend it on the Board's own motion.  The Audit Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

APPENDIX E

The following provides the name of persons controlling Fiduciary Counselling, Inc. Each person's business address is 30 East 7th Street, Suite 2000, St. Paul, Minnesota 55101-4930.

Name	Interest
M. Julie McKinley	60%

APPENDIX F

The following provides the name of persons controlling Clearwater Management Co. Inc.  Each person's business address is 30 East 7th Street, Suite 2000, St. Paul, Minnesota 55101-4930.

None.

APPENDIX G

Fiduciary Counselling, Inc.

SUBADVISORY AGREEMENT

This Subadvisory Agreement, made as of the [         ] day of [         ], 2011 (the "Agreement"), by and among Clearwater Investment Trust ("Trust"), a Massachusetts business trust, Clearwater Management Co., Inc. (the "Manager"), a Minnesota corporation, and Fiduciary Counselling, Inc, a Minnesota corporation (the "Subadvisor").

WHEREAS, Clearwater Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company; and

WHEREAS, the Manager is the investment manager to the Trust and its separate series (each, a "Fund") pursuant to separate management agreements (collectively, the "Management Agreement"); and

WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to the Trust; and

WHEREAS, each Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more subadvisors; and

WHEREAS, the Manager wishes to retain the Subadvisor to furnish certain investment advisory services to the Manager and the Fund, and the Subadvisor is willing to furnish such services.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed among the parties as follows:

1.     Appointment. The Manager hereby appoints the Subadvisor to provide subadvisory services to the Manager and the Funds.  The Subadvisor shall provide various investment-related services, including investment strategy advice, manager selection and related duties requested by the Manager, subject to such written and verbal instructions and supervision as the Manager may from time to time furnish, for the periods and on the terms set forth in this Agreement. The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.    Subadvisory Duties. Subject to the supervision of the Trust's Board of Trustees ("Board") and the Manager, the Subadvisor will provide the following services:  the identification and review of other subadvisers managing portfolio assets of the Funds, the review and reporting of investment performance of other subadvisers managing portfolio assets of the Funds to the Manager and Board, advice regarding the reallocation of portfolio assets among other subadvisers managing portfolio assets of the Funds and such other investment advisory duties as may be from time to time designated by the Manager.  The Subadvisor will provide the services under this Agreement in accordance with the Fund's investment objective or objectives, policies and restrictions as stated in the Trust's Registration Statement filed with the Securities and Exchange Commission (the "SEC"), as amended, copies of which shall be delivered to the Subadvisor by the Manager. The parties acknowledge that the Subadvisor shall not exercise investment or brokerage discretion over the Trust or any Fund and shall not have any access to funds or securities of the Trust.  The Subadvisor further agrees as follows:

(a)      The Subadvisor will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by the Trust's Board of which a copy has been delivered to the Subadvisor, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, as supplemented or amended, copies of which shall be delivered to the Subadvisor by the Manager.

(b)      The Subadvisor will make available to the Trust and the Manager, promptly upon request, all records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust, or those investment records maintained by the other subadvisers managing the portfolio assets of the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as well as other applicable laws. The Subadvisor will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(c)      The Subadvisor will attend or participate in periodic meetings of the Trust's Board of Trustees upon reasonable request by the Manager.  The Subadvisor will provide reports to the Trust's Board, for consideration at meetings of the Board, on the services provided hereunder, and will furnish the Trust's Board such periodic and special reports as the Trustees and the Manager may reasonably request.

(d)      In rendering the services required under this Agreement, the Subadvisor may, from time to time, employ or associate with itself such entity, entities, person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Subadvisor may not, however, retain as subadvisor any company that would be an "investment adviser" as that term is defined in the 1940 Act, to the Trust or any Fund unless the contract with such company is approved by a majority of the Trust's Board and by a majority of Trustees who are not parties to any agreement or contract with such company and who are not "interested persons" as defined in the 1940 Act, of the Trust, the Manager, the Subadvisor or any such company that is retained as subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the Fund to the extent required by the 1940 Act. The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor has not, to the best of the Subadvisor's knowledge:

(i)           been convicted, within the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii)           been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or

(iii)           been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

3.           Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadvisor as full compensation therefore, fees as set forth per the fee schedule attached as Exhibit A to this Agreement.  This  fee schedule is subject to annual revision upon agreement between the Manager and Subadviser and as approved by the Board.  Payment will be made to the Subadvisor on a quarterly basis.

Liability for payment of compensation by the Manager to the Subadvisor under this Agreement is contingent upon the Manager's receipt of payment from the Trust for management services for the Fund described under the Management Agreement between the Trust and the Manager. Expense limitations or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to in writing by the Subadvisor, shall not cause a reduction in the amount of the payment to the Subadvisor by the Manager.

4.           Disclosure about Subadvisor. The Subadvisor has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Subadvisor and represents and warrants that, with respect to the disclosure about the Subadvisor or information relating directly or indirectly to the Subadvisor, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.  The Subadvisor further represents and warrants that it is a duly registered investment adviser under the Advisers Act and has notice filed in all states in which the Subadvisor is required to make such filings.

5.           Expenses. During the term of this Agreement, the Subadvisor will pay all expenses incurred by it and its staff and for their activities in connection with its duties under this Agreement, with the exception of reasonable travel expenses incurred by personnel of the Subadviser in connection with their duties under this Agreement.  Such travel expenses shall be reimbursed by the Manager to the Subadvisor.  The Manager or the Trust shall be responsible for all the expenses of the Trust's operations, including, but not limited to:

(a)      the fees and expenses of Trustees who are not interested persons of the Manager or of the Trust;

(b)      the fees and expenses of the Fund which relate to: (i) the custodial function and recordkeeping connected therewith; (ii) the maintenance of the required accounting records of the Fund not being maintained by the Manager; (iii) the pricing of the Fund's shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of the Trustees of the Trust; and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Fund's shares;

(c)      the fees and expenses of the Trust's transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;

(d)      the charges and expenses of legal counsel and independent accountants for the Trust;

(e)      brokers' commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions on behalf of the Fund;

(f)      all taxes and business fees payable by the Trust or the Fund to federal, state or other governmental agencies;

(g)      the fees of any trade association of which the Trust may be a member;

(h)      the cost of share certificates representing the Fund's shares;

(i)      the fees and expenses involved in registering and maintaining registrations of the Trust and of its Fund with the SEC, registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for filing under federal and state securities laws for such purposes;

(j)      allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

(k)      litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and

(l)      any expenses assumed by the Fund pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

6.           Compliance.

(a)      The Subadvisor agrees to assist the Manager and the Trust in complying with the Trust's obligations under Rule 38a-1 under the 1940 Act, including but not limited to: (i) periodically providing the Trust's Chief Compliance Officer with information about and independent third-party reports (if available) in connection with the

Subadvisor's compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act ("Subadvisor's Compliance Program"); (ii) reporting any material deficiencies in the Subadvisor's Compliance Program to the Trust's Chief Compliance Officer within a reasonable time; and (iii) reporting any material changes to the Subadvisor's Compliance Program to the Trust's Chief Compliance Officer within a reasonable time. The Subadvisor understands that the Board is required to approve the Subadvisor's Compliance Program on at least an annual basis, and acknowledges that this Agreement is conditioned upon the Board's approval of the Subadvisor's Compliance Program.

(b)      The Subadvisor agrees that it shall immediately notify the Manager and the Trust's Chief Compliance Officer in the event that the SEC has censured the Subadvisor, placed limitations upon its activities, functions or operations, suspended or revoked its registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions. The Subadvisor further agrees to notify the Manager immediately of any material fact known to the Subadvisor respecting or relating to the Subadvisor that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

(c)      The Manager agrees that it shall immediately notify the Subadvisor: (i) in the event that the SEC has censured the Manager or the Trust, placed limitations upon either of their activities, functions or operations, suspended or revoked the Manager's registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions.

7.           Documents. The Manager has delivered to the Subadvisor copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a)      Declaration of Trust of the Trust, as amended from time to time, as filed with the Secretary of the Commonwealth of the Commonwealth of Massachusetts (such Declaration of Trust, as in effect on the date hereof and as amended from time to time, are herein called the "Declaration of Trust");

(b)      By-Laws of the Trust, as amended from time to time (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

(c)      Certified Resolutions of the Trustees of the Trust authorizing the appointment of the Subadvisor and approving the form of this Agreement;

(d)      Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the SEC relating to the Fund and the Fund's shares, and all amendments thereto;

(e)      Notification of Registration of the Trust under the 1940 Act on Form N-8A, as filed with the SEC, and all amendments thereto; and

(f)      Prospectus and Statement of Additional Information of the Fund.

8.           Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Manager's request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

9.           Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.

10.           Confidentiality. The Subadvisor will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Fund and its prior, present or potential shareholders. The Subadvisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Fund or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities.

11.           Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Manager shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadvisor.

12.           Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadvisor, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor's duties, or by reason of reckless disregard of the Subadvisor's obligations and duties under this Agreement.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

13.           Indemnification.

(a)      The Manager agrees to indemnify and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Subadvisor (all of such persons being referred to as "Subadvisor Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Trust, which: (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Manager's duties or reckless disregard of the Manager's obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of the Trust or the Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager, the Trust or to any affiliated person of the Manager by a Subadvisor Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadvisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)      Notwithstanding Section 13 of this Agreement, the Subadvisor agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Manager and the Trust (all of such persons being referred to as "Manager and Trust Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Manager and Trust Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Subadvisor's responsibilities as Subadvisor of the Fund, which: (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor's duties, or by reason of reckless disregard of the Subadvisor's obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadvisor; or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus covering the shares of the Trust or the Fund, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust or any affiliated person of the Manager or Trust by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of a Manager and Trust Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)           The Manager shall not be liable under Paragraph (a) of this Section 14 with respect to any claim made against a Subadvisor Indemnified Person unless such Subadvisor Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such Subadvisor Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadvisor Indemnified Person against whom such action is brought otherwise than on account of this Section 14. In case any such action is brought against the Subadvisor Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Subadvisor Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadvisor Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadvisor Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadvisor Indemnified Person. The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadvisor Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadvisor Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor Indemnified Person.

(d)      The Subadvisor shall not be liable under Paragraph (b) of this Section 14 with respect to any claim made against a Manager and Trust Indemnified Person unless such Manager and Trust Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager and Trust Indemnified Person (or after such Manager and Trust Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Manager and Trust Indemnified Person against whom such action is brought otherwise than on account of this Section 14.  In case any such action is brought against the Manager and Trust Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager and Trust Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager and Trust Indemnified Person. If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the

Manager and Trust Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Manager and Trust Indemnified Person, adequately represent the interests of the Manager and Trust Indemnified Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Manager and Trust Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Manager and Trust Indemnified Person.  The Manager and Trust Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Manager and Trust Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager and Trust Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager and Trust Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager and Trust Indemnified Person.

14.           Services Not Exclusive. The services furnished by the Subadvisor hereunder are not to be deemed exclusive, and except as the Subadvisor may otherwise agree in writing, the Subadvisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Subadvisor, who may also be a trustee, officer or employee of the Manager or the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

15.           Duration and Termination. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for an initial period of two (2) years from the date first indicated above, and continue on an annual basis thereafter, provided that such continuance is specifically approved each year by: (a) the vote of a majority of the entire Board or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund or Funds; and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.  Notwithstanding the foregoing, this Agreement may be terminated: (A) by the Manager at any time without penalty, upon sixty (60) days' written notice to the Subadvisor and the Trust; (B) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust's Board or a majority of the outstanding voting securities of the Fund, upon sixty (60) days' written notice to the Manager and the Subadvisor; or (C) by the Subadvisor at any time without penalty, upon sixty (60) days' written notice to the Manager and the Trust.  In the event of termination for any reason, all records of the Fund for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Subadvisor; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records.  The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act) or in the event the Management Agreement between the Manager and the Trust is assigned or terminates for any other reason.  In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(b), 7, 8, 9, 11, 13, 14 and 18 of this Agreement shall remain in effect, as well as any applicable provision of this Section 16.

16.           Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by an affirmative vote of: (i) the holders of a majority of the outstanding voting securities of the Fund; and (ii) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

17.           Use of Name.

(a)      It is understood that the name Clearwater or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadvisor has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Trust and/or the Fund. Upon termination of the Management Agreement between the Trust and the Manager, the Subadvisor shall forthwith cease to use such name (or derivative or logo).

(b)      It is understood that the name Fiduciary Counselling, Inc. or any derivative thereof or logo associated with that name, is the valuable property of the Subadvisor and its affiliates and that the Trust and/or the Fund have the right to use such name (or derivative or logo) in offering materials of the Trust or sales materials with respect to the Trust with the approval of the Subadvisor and for so long as the Subadvisor is a Subadvisor to the Trust and/or the Fund. Upon termination of this Agreement, the Trust shall forthwith cease to use such name (or derivative or logo).

18.           Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at 30 East Seventh Street, 2000 Wells Fargo Place, St. Paul, Minnesota 55101, Attention: President; or (2) to the Subadvisor at 30 East Seventh Street, 2000 Wells Fargo Place, St. Paul, Minnesota 55101, Attention: President.

19.           Miscellaneous.

(a)      This Agreement shall be governed by the laws of the State of Minnesota provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act;

(b)      The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect;

(c)      To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties;

(d)      If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable;

(e)     Nothing herein shall be construed as constituting the Subadvisor as an agent of the Manager, or constituting the Manager as an agent of the Subadvisor.

*               *               *

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the [         ] day of [         ], 2011. This Agreement may be signed in counterparts.

[Signature Page Follows]

 Clearwater Investment Trust
Attest:	/s/_________________	By:/s/_________________
Name:		Name:
Title:		Title:

Clearwater Management Co., Inc.
Attest:	/s/_________________	By:/s/_________________
Name:		Name:
Title:		Title:

Fiduciary Counselling Inc.

Attest: /s/_________________	By/s/_________________
Name:	Name:
Title:	Title:

Exhibit A

For its services, FCI is entitled to a subadvisory fee payable by CMC of .20% of each Fund's net assets, paid on a quarterly basis.

APPENDIX H

The following is a comparison of current and proposed annual operating expenses of the Growth Fund:
Operating Expenses

	Current	Proposed
Management Fee	0.45%	0.90%
Other Expenses	0.00%	0.00%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.47%	0.92%
Fee Waivers and/or Reimbursements (1)	0.00%	(0.30%)
Total Annual Fund Operating Expenses after Fee Waivers and or Reimbursements	0.47%	0.62%

(1) CMC has contractually agreed to waive its fees and/or reimburse a portion of the Growth Fund's expenses so that total annual Fund operating expenses from [May 14], 2011 to [May 14], 2012 do not exceed the following percentage of average daily net assets on an annualized basis .60%.

This Example is intended to help you compare the cost of investing in the Growth Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Growth Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	48	151	263	591
Proposed	63	263	480	1,104

APPENDIX I

MANAGEMENT CONTRACT

AGREEMENT made as of the [ ] day of [ ], 2011, by and between CLEARWATER INVESTMENT TRUST, a Massachusetts business trust (the "Trust"), and CLEARWATER MANAGEMENT CO., INC., a Minnesota corporation (the "Manager").

W I T N E S S E T H:

WHEREAS, the Trust desires to utilize the services of the Manager as the manager for the Trust and of the existing series of the Trust, Clearwater Growth Fund and Clearwater Small Cap Fund (each a "Fund"), and any further series of the Trust as may be set forth on Appendix A hereto; and

WHEREAS, the Manager is willing to perform such services on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, it is agreed as follows:

1.           The Manager's Services.

(a)           Subject always to the supervision of the Trustees of the Trust and the investment policies and restrictions applicable to each Fund as set forth in the registration statement of the Trust filed with the Securities and Exchange Commission (the "SEC"), the Manager is hereby authorized and directed and hereby agrees to develop, recommend and implement such investment programs and strategies for the Funds as may from time to time in the circumstances appear most appropriate to the achievement of the respective investment objectives of the Funds as stated in the aforesaid registration statement, to provide research and analysis relative to the investment program and investments of each Fund, to determine what securities should be purchased and sold and what portion of the assets of each Fund should be held in cash or cash equivalents or other assets and to monitor on a continuing basis the performance of the portfolio securities of the Fund.  In addition, the Manager will place orders for the purchase and sale of securities and will advise the custodian for each Fund on a prompt basis of each purchase and sale of a portfolio security for such Fund specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer.  From time to time as the Trustees of the Trust may reasonably request, the Manager will furnish to the Trust's officers and to each of its Trustees reports on portfolio transactions and reports on issues of securities held in each Fund, all in such detail as any such Trustee may reasonably request.  The Manager will also inform the Trust's officers and Trustees on a current basis of changes in investment strategy or tactics.  The Manager will make its officers and employees available to meet with the Trust's officers and Trustees at least quarterly on due notice to review the investments and investment program of each Fund in the light of current and prospective economic and market conditions.  In the performance of its duties hereunder, the Manager will comply with the provisions of the Declaration of Trust and By-laws of the Trust, each as amended from time to time, and will use its best efforts to safeguard and promote the welfare of the Trust and to comply with other policies which the Trustees may from time to time adopt and shall exercise the same care and diligence expected of the Trustees.

(b)           Except as otherwise provided herein, the Manager, at its own expense, shall furnish the Trust with office space in the offices of the Manager or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel for managing the affairs and investments of the Funds, and shall arrange, if desired by the Trust, for members of the Manager's organization to serve as officers or agents of the Trust.

(c)           The Manager shall pay directly or reimburse the Trust for all expenses not hereinafter specifically assumed by the Trust or a Fund.  The Trust on behalf of each Fund will pay commissions and other direct charges relating to the purchase and sale of portfolio securities and other assets, taxes, interest and extraordinary expenses, including without limitation litigation expenses.

(d)           It shall be the duty of the Manager to furnish to the Trustees of the Trust such information as may reasonably be necessary in order for the Trustees to evaluate this Contract or any proposed amendments hereto for the purposes of casting a vote pursuant to Sections 5 or 7 hereof.

(e)           In the performance of its duties hereunder, the Manager is and shall be an independent  contractor and, unless otherwise  expressly  provided or authorized, shall have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

2.           Subadvisers.  It is understood that the Manager may employ one or more subinvestment advisers (each a "Subadviser") to provide investment advisory services to the Funds by entering into a written agreement with each such Subadviser; provided, that any such agreement first shall be approved on behalf of the respective Fund in accordance with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), as such requirements are modified by rule, regulation, interpretation or order of the SEC.  The authority given to the Manager in Sections 1 through 7 hereof may be delegated by it under any such agreement; provided, that any Subadviser shall be subject to the same restrictions and limitations on investments and brokerage discretion as the Manager.  The Trust agrees that the Manager shall not be accountable to the Trust or either Fund or either Fund's shareholders for any loss or other liability relating to specific investments directed by any Subadviser, even though the Manager retains the right to reverse any such investment, because, in the event a Subadviser is retained, the Trust and the Manager will rely almost exclusively on the expertise of such Subadviser for the selection and monitoring of specific investments.

3.           Other Agreements, etc.  It is understood that any of the shareholders, trustees, officers and employees of the Trust may be a shareholder, director, officer or employee of, or be otherwise interested in, the Manager, any interested person (as defined in the 1940 Act) of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager, and that the Manager, any such interested person or any such organization may have an interest in the Trust.  It is also understood that the Trust and the Manager may have advisory, management, service or other contracts with other individuals or entities, and may have other interests and business;  provided, that the Manager shall not undertake any seriously conflicting duties or loyalties which would affect its prior fiduciary duty to the Trust.

4.           Manager's Compensation.

(a)           The Trust on behalf of Clearwater Growth Fund ("Growth Fund") shall pay to the Manager, as compensation for the Manager's services to the Growth Fund and as reimbursement to the Manager for the payment of the Growth Fund's expenses, a fee at the annual rate of 0.90% of the Growth Fund's average daily net assets.  The management fee payable by the Growth Fund hereunder shall be calculated and accrued daily as a percentage of such Fund's average daily net assets and shall be payable quarterly after the end of each calendar quarter on or before the 15th day of January, April, July and October with respect to the preceding quarter.  In the event of termination of this Contract with respect to the Growth Fund, the fee provided for in this paragraph shall be computed on the basis of the period ending on the last business day on which this Contract is in effect subject to a pro rata adjustment based on the number of days elapsed in the current quarter as a percentage of the total number of days in such quarter.

(b)           The Trust on behalf of Clearwater Small Cap Fund ("Small Cap Fund") shall pay to the Manager, as compensation for the Manager's services to the Small Cap Fund and as reimbursement to the Manager for the payment of the Small Cap Fund's expenses, a fee at the annual rate of 1.35% of the Small Cap Fund's average daily net assets.  The management fee payable by the Small Cap Fund hereunder shall be calculated and accrued daily as a percentage of such Fund's average daily net assets and shall be payable quarterly after the end of each calendar quarter on or before the 15th day of January, April, July and October with respect to the preceding quarter.  In the event of termination of this Contract with respect to the Small Cap Fund, the fee provided for in this paragraph shall be computed on the basis of the period ending on the last business day on which this Contract is in effect subject to a pro rata adjustment based on the number of days elapsed in the current quarter as a percentage of the total number of days in such quarter.

(c)           The method of determining the net assets of each Fund for purposes of calculating the fee payable to the Manager hereunder shall be the same as the method of determining net assets for purposes of establishing the offering and redemption price of shares of the Fund.  If this Contract shall be effective for only a portion of a calendar quarter with respect to a Fund, the applicable fee shall be prorated for that portion of such calendar quarter during which this Contract is in effect.

(d)           The Manager may from time to time agree not to impose all or a portion of its fee with respect to either Fund otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse such Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Manager.  Any such fee reduction or undertaking may be discontinued or modified by the Manager at any time.

5.           Assignment and Amendment.  This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the 1940 Act);

provided, that such termination shall not relieve either party of any liability incurred hereunder. The terms of this Contract shall not be changed unless such change is approved in accordance with the requirements of the 1940 Act, as such  requirements are modified by rule,  regulation, interpretation or order of the SEC.

6.           Avoidance of Inconsistent Position.

(a)           In connection with purchases and sales of portfolio securities for the account of each Fund, neither the Manager nor any of its Directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act. The Manager shall arrange for the placing of all orders for the purchase and sale of portfolio securities for each Fund's account with brokers or dealers selected by the Manager.  In the selection of such brokers or dealers and the placing of such orders, the Manager is directed at all times to seek for each Fund the most favorable execution and net price available except as described herein.  It is understood that it is desirable for each Fund that the Manager have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution.  Therefore, the Manager is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Trust's Trustees from time to time with respect to the extent and continuation of this practice.  It is understood that the services provided by such brokers may be useful to the Manager in connection with the Manager's services (or its affiliates' services) to other clients.

(b)           On occasions when the Manager deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such clients.

7.           Effective Period and Termination of this Contract.

(a)           This Contract shall become effective on the date hereof and shall remain in full force and effect as to each Fund until two years from the date set forth above and from year to year thereafter, but only so long as its continuance is approved in accordance with the requirements of the 1940 Act, as such requirements are modified by rule, regulation, interpretation or order of the SEC, subject to the respective rights of the Trust and the Manager to terminate this contract as provided in paragraphs (b) and (c) hereof.

(b)           The Trust may at any time and without penalty terminate this Contract as to any Fund or as to the Trust as a whole by not more than sixty (60) days' nor less than thirty (30) days' written notice given to the Manager; or

(c)           The Manager may at any time and without penalty terminate this Contract as to any Fund or as to the Trust as a whole by not less than one hundred twenty (120) days' written notice given to the Trust.

8.           Complete Agreement.  This Contract states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof.  It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with Section 5 hereof and the applicable requirements of the 1940 Act as such requirements are modified by rule, regulation, interpretation or order of the SEC.

9.           Nonliability of the Manager.  In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Trust, to any shareholder of the Trust, or to any person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.  Nothing herein, however, shall derogate from the Manager's obligations under applicable federal and state securities laws.

10.           Limitation of Liability of the Trustees, Officers and Shareholders.  A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument with respect to a Fund or to the Trust in general are not binding upon any of the Trustees, officers or shareholders of the Trust but are binding only upon the assets and property of that Fund or of the Trust, as the case may be.

11.           Notices.  Any notice, instruction, request or other communications required or contemplated by this Contract shall be in writing and shall be duly given when deposited by first-class mail, postage prepaid, or consigned to a nationally recognized overnight delivery service addressed to (or delivered by hand with confirmation to) the Trust or the Manager at the applicable address set forth below:

If to Trust:
Clearwater Investment Trust
30 East 7th Street, Suite 2000
St. Paul, Minnesota 55101-4930

If to Manager:
Clearwater Management Co., Inc.
30 East 7th Street, Suite 2000
St. Paul, Minnesota 55101-4930

12.           Disclosure Statement.  The Trust acknowledges receipt of the Manager's written disclosure statement required by Rule 204-3 under the Investment Advisers Act of 1940 not less than 48 hours prior to entering into this Contract.

13.           Governing Law.  This Contract and all performance hereunder shall be governed by, interpreted, construed and enforced in accordance with the laws of the State of Minnesota.

14.           Severability.  Any term or provision of this Contract which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Contract or affecting the validity or enforceability of any of the terms or provisions of this Contract in any other jurisdiction.

15.           Counterparts.  This Contract may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their duly authorized officers and as of the day and year first written above.

CLEARWATER INVESTMENT TRUST

By:
Name:
Title:

CLEARWATER MANAGEMENT CO., INC.

By:
Name:
Title:

FORM OF PROXY CARD
CLEARWATER INVESTMENT TRUST
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 14, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned appoints Frederick T. Weyerhaeuser and Laura E. Rasmussen or each of them separately with power to act without the other and with the right of substitution in each, the proxies of the undersigned (the "Proxies"), to vote, as designated herein, all shares of the Clearwater Investment Trust (the "Funds") held by the undersigned on April 15, 2011, at a Special Meeting of Shareholders (the "Special Meeting") to be held at the offices of Clearwater Management Co., Inc., on May 14, 2011 at 8:30 a.m., Central Time, and at any adjournments or postponements thereof, upon the matters on the reverse as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement, with all powers the undersigned would possess if present in person.

By executing this proxy, the undersigned revokes all previous proxies with respect to the Special Meeting and acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement. This proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Funds or by executing a superseding proxy.

NOTE: Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If signing for a partnership, please sign in partnership name by authorized person.

Signature

Signature (Joint Owners)

Date

To vote by mail, vote, sign and date this proxy card and return in the postage paid envelope.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTER SET FORTH BELOW. IT IS UNDERSTOOD
THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF TRUSTEES, SIMPLY SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE:     [X]

[   ]     To vote as the Board Recommends for ALL Funds on ALL Proposals mark this box. No other vote is necessary.

1. To elect the following seven individuals as members of the Board of Trustees:
A.	James E. Johnson
B.	Edward R. Titcomb III
C.	Charles W. Rasmussen
D.	Laura E. Rasmussen
E.	Frederick T. Weyerhaeuser
F.	George H. Weyerhaeuser, Jr.
G.	Justin H. Weyerhaeuser

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	ABSTAIN
[ ]	[ ]	[ ]	[ ]

To withhold authority to vote for one or more nominees, write the nominee's letter(s) on the line below.
_________________________________________
2. To approve a new subadvisory agreement for Fiduciary Counselling, Inc.
	FOR	AGAINST	ABSTAIN
Clearwater Growth Fund	[ ]	[ ]	[ ]
Clearwater International Fund	[ ]	[ ]	[ ]
Clearwater Small Cap Fund	[ ]	[ ]	[ ]
Clearwater Tax-Exempt Bond Fund	[ ]	[ ]	[ ]

3. To approve an amendment to the advisory agreement for Clearwater Growth Fund to increase the management fee.

	FOR	AGAINST	ABSTAIN
Clearwater Growth Fund	[ ]	[ ]	[ ]

PLEASE BE SURE TO SIGN ON THE REVERSE SIDE BEFORE MAILING THIS PROXY